UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

July 29, 2016

LITERA GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-206260	47-4145514
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5751 Buckingham Pkwy Culver City, CA 90230

(Address of principal executive offices)

(424) 543-4066

 (Registrant's telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2016, Litera Group, Inc., ("LITERA") entered into a comedic sketch purchase agreement (the "Agreement") with Mark Geiger ("Geiger"). Pursuant to the Agreement, LITERA granted to Geiger the sole and exclusive rights to certain intellectual material entitled "MY BIG LITTLE BABY". The price for such was $2,000.

Prior to the date of the Agreement, LITERA had no interaction, other than the negotiation of the Agreement, with Geiger.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Comedic sketch purchase agreement, by and between Litera Group, Inc. and Mark Geiger, dated July 29, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Litera Group, Inc.

Date: August 1, 2016	By:	/s/ Wade Gardner
	Name:	Wade Gardner
	Title:	President

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EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Comedic sketch purchase agreement, by and between Litera Group, Inc. and Mark Geiger, dated July 29, 2016

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